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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 30, 1997
                                                          (May 19, 1997)
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                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


      0-10592                                 14-1630287
     (Commission File Number)          (IRS Employer Identification No.)
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                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

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TrustCo Bank Corp NY

Item 5.           Other Events
      Letter to Shareholders dated May 20, 1997, discussing results of Annual Meeting held May 19, 1997. Attached is a copy of the Letter to Shareholders, labeled as Exhibit 99(a).


Item 7.   (c) Exhibits
          Reg S-K Exhibit No.         Description
          99(a)                       Letter to Shareholders dated May 20,
                                      1997, discussing results of Annual
                                      Meeting held on May 19, 1997.




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                                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 30, 1997

                                       TrustCo Bank Corp NY
                                       (Registrant)


                                       By:  /s/Robert T. Cushing
                                            Robert T. Cushing
                                            Vice President and
                                            Chief Financial Officer


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                                              Exhibits Index
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The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
     99(a)                 Letter to Shareholders                          5
                           dated May 20, 1997, discussing results of Annual Meeting held on May 19, 1997.



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                                                            Exhibit 99(a)

TRUSTCO
Bank Corp NY
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Subsidiary:  Trustco Bank, National Association       Robert A. McCormick
                                                      President and
                                                      Chief Executive Officer
May 20, 1997


TO OUR SHAREHOLDERS:

I would like to report to you the results of our Annual Meeting held May 19, 1997. The TrustCo shareholders were asked to vote on three proposals this year. All three proposals were approved by overwhelming majorities of the shares outstanding.

The first proposal dealt with the election of five directors to serve for three-year terms, and one director for a one-year term. All six were elected and include:

Three-Year Term:Barton A. Andreoli, President, Towne Construction & Paving Corp.
                Nancy A. McNamara, Senior Vice President, Trustco Bank, N.A. John S. Morris, PhD, President Emeritus, Union College
                James H. Murphy, DDS, Orthodontist
                William J. Purdy,former President, Welbourne & Purdy Realty,Inc One-Year Term: Anthony J. Marinello, MD, PhD, Physician

The second proposal authorized an amendment to the Certificate of Incorporation of TrustCo Bank Corp NY to adjust the minimum and maximum number of directors.

The third proposal ratified the adoption of KPMG Peat Marwick LLP as the independent certified public accountants for TrustCo for 1997.

We thank all the shareholders who returned their proxies. Your support and confidence are greatly appreciated.

I would also like to report that today the Board of Directors declared a regular quarterly dividend of $0.275 per share. The dividend is payable July 1, 1997 to shareholders of record at the close of business on June 6, 1997.

Thank you for the confidence you have placed in TrustCo.

                                               Sincerely,

                                               /s/Robert A. McCormick
320 State Street, Schenectady, NY 12305
(518) 377-3311

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